EXHIBIT 99.1

IVANHOE ENERGY INC.
Unaudited Pro-forma Condensed Consolidated Statement of Financial Position
September 30, 2012

(US$000s)	As Reported	Pan-China Divestiture Pro-Forma Adjustments		Pro-forma

Assets
Current Assets
Cash and cash equivalents	16,882	33,880	(a)	50,762
Restricted cash	20,500	–		20,500
Accounts receivable	3,724	593	(b)	4,317
Note receivable	232	–		232
Prepaid and other	1,189	(116)	(c)	1,073
Assets held for sale	53,405	–		53,405
	95,932	34,357		130,289

Intangible	282,189	–		282,189
Property, plant and equipment	48,023	(37,608)	(d)	10,415
Long term receivables	6,419	–		6,419
	432,563	(3,251)		429,312

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	21,738	(5,426)	(e)	16,312
Short term debt	57,980	–		57,980
Income taxes	397	(397)	(f)	–
	80,115	(5,823)		74,292

Long term debt	65,410	–		65,410
Long term derivative instruments	74	–		74
Long term provisions	3,122	–		3,122
Deferred income taxes	17,196	(2,313)	(g)	14,883
	165,917	(8,136)		157,781

Shareholders’ Equity
Share capital	586,108	–		586,108
Contributed surplus	28,945	–		28,945
Accumulated deficit	(348,407)	4,885	(h)	(343,522)
	266,646	4,885		271,531
	432,563	(3,251)		429,312

IVANHOE ENERGY INC.
Unaudited Pro-forma Condensed Consolidated Statement of Loss and Comprehensive Loss
For the Nine Months Ended September 30, 2012

(US$000s, except share and per share amounts)	As Reported	Pan-China Divestiture Pro-Forma Adjustments		Pro-forma

Revenue
Oil	27,997	(27,997)	(i)	–
Interest	22	(1)	(j)	21
	28,019	(27,998)		21

Expenses and other
Operating	13,725	(10,226)	(k)	3,499
Exploration and evaluation	22,800	–		22,800
General and administrative	31,515	(2,027)	(l)	29,488
Depletion and depreciation	6,371	(5,562)	(m)	809
Foreign currency exchange loss	1,855	27	(n)	1,882
Derivative instruments gain	(1,721)	–		(1,721)
Finance	2,088	–		2,088
Other expenses	309	–		309
	76,942	(17,788)		59,154

Loss before income taxes	(48,923)	(10,210)		(59,133)

(Provision for) recovery of income taxes
Current	(1,566)	1,566	(o)	–
Deferred	577	1,324	(p)	1,901
	(989)	2,890		1,901

Net loss and comprehensive loss	(49,912)	(7,320)		(57,232)

Net loss per common share
Basic and diluted	(0.15)			(0.17)

Weighted average number of common shares
Basic and diluted (000s)	344,139			344,139

IVANHOE ENERGY INC.
Unaudited Pro-forma Condensed Consolidated Statement of Loss and Comprehensive Loss
For the Nine Months Ended September 30, 2011

(US$000s, except share and per share amounts)	As Reported	Pan-China Divestiture Pro-Forma Adjustments		Pro-forma

Revenue
Oil	28,277	(28,277)	(i)	–
Interest	429	(2)	(j)	427
	28,706	(28,279)		427

Expenses and other
Operating	15,351	(11,692)	(k)	3,659
Exploration and evaluation	2,143	–		2,143
General and administrative	37,400	(1,982)	(l)	35,418
Depletion and depreciation	5,853	(5,045)	(m)	808
Foreign currency exchange gain	(1,133)	(107)	(n)	(1,240)
Derivative instruments gain	(12,629)	–		(12,629)
Finance	798	–		798
Gain on derecognition of long term provision	(1,900)	–		(1,900)
	45,883	(18,826)		27,057

Loss before income taxes	(17,177)	(9,453)		(26,630)

(Provision for) recovery of income taxes
Current	(1,481)	1,560	(o)	79
Deferred	(736)	3,414	(p)	2,678
	(2,217)	4,974		2,757

Net loss and comprehensive loss	(19,394)	(4,479)		(23,873)

Net loss per common share
Basic and diluted	(0.06)			(0.07)

Weighted average number of common shares
Basic and diluted (000s)	342,173			342,173

IVANHOE ENERGY INC.
Unaudited Pro-forma Condensed Consolidated Statement of Loss and Comprehensive Loss
For the Year Ended December 31, 2011

(US$000s, except share and per share amounts)	As Reported	Pan-China Divestiture Pro-Forma Adjustments		Pro-forma

Revenue
Oil	37,403	(37,403)	(i)	–
Interest	576	(2)	(j)	574
	37,979	(37,405)		574

Expenses and other
Operating	20,131	(15,570)	(k)	4,561
Exploration and evaluation	2,774	–		2,774
General and administrative	48,449	(2,604)	(l)	45,845
Depletion and depreciation	8,030	(6,917)	(m)	1,113
Foreign currency exchange gain	(355)	(112)	(n)	(467)
Derivative instruments gain	(12,965)	–		(12,965)
Finance	361	–		361
Gain on derecognition of long term provision	(1,900)	–		(1,900)
	64,525	(25,203)		39,322

Loss before income taxes	(26,546)	(12,202)		(38,748)

(Provision for) recovery of income taxes
Current	(2,122)	2,201	(o)	79
Deferred	3,392	989	(p)	4,381
	1,270	3,190		4,460

Net loss and comprehensive loss	(25,276)	(9,012)		(34,288)

Net loss per common share
Basic and diluted	(0.07)			(0.10)

Weighted average number of common shares
Basic and diluted (000s)	342,678			342,678

IVANHOE ENERGY INC.
Unaudited Pro-forma Condensed Consolidated Statement of Loss and Comprehensive Loss
For the Year Ended December 31, 2010

(US$000s, except share and per share amounts)	As Reported	Pan-China Divestiture Pro-Forma Adjustments		Pro-forma

Revenue
Oil	21,720	(21,720)	(i)	–
Interest	208	(1)	(j)	207
	21,928	(21,721)		207

Expenses and other
Operating	13,625	(9,381)	(k)	4,244
Exploration and evaluation	8,471	–		8,471
General and administrative	42,807	(684)	(l)	42,123
Depletion and depreciation	6,524	(6,203)	(m)	321
Foreign currency exchange gain	(3,325)	(4)	(n)	(3,329)
Derivative instruments gain	(18,571)	–		(18,571)
Finance	24	–		24
	49,555	(16,272)		33,283

Loss before income taxes	(27,627)	(5,449)		(33,076)

(Provision for) recovery of income taxes
Current	(126)	25	(o)	(101)
Deferred	1,171	–		1,171
	1,045	25		1,070

Net loss and comprehensive loss	(26,582)	(5,424)		(32,006)

Net loss per common share
Basic and diluted	(0.08)			(0.10)

Weighted average number of common shares
Basic and diluted (000s)	327,442			327,442

IVANHOE ENERGY INC.
Notes to the Unaudited Pro-forma Condensed Consolidated Financial Statements

1.  Basis of Presentation

The historical condensed consolidated statement of financial position as at September 30, 2012 and historical condensed consolidated statements of loss and comprehensive loss for the nine months ended September 30, 2012 and 2011 and twelve months ended December 31, 2011 and 2010 (“Financial Statements”) is derived from and should be read in conjunction with Ivanhoe’s audited consolidated financial statements, contained in the Company’s 2011 Annual Report on Form 10-K filed on March 15, 2012, and Ivanhoe’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, filed on November 8, 2012.

The Financial Statements reflect the impact of the Pan-China Transaction on Ivanhoe’s operating results. The unaudited pro-forma condensed consolidated statement of financial position has been prepared assuming the Pan-China Transaction occurred on September 30, 2012. The unaudited pro-forma condensed consolidated statements of loss and comprehensive loss reflect the Pan-China Transaction as if it had occurred on January 1, 2010.

The preparation of the Financial Statements is based on financial statements prepared using International Financial Reporting Standards, as issued by the International Accounting Standards Board, that the Company adopted effective January 1, 2010 in its audited consolidated financial statements for the years ending December 31, 2011 and 2010. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The pro-forma financial statements are provided for illustrative purposes only and do not purport to be indicative of the Company’s financial position or results of operations that would have actually occurred had the divestitures occurred on the indicated dates, nor are they necessarily indicative of future results.

2.  Pro-forma Adjustments and Assumptions

The pro-forma financial statements have been prepared by adjusting the Company’s historical Financial Statements as described below:

(a)
Reflects the closing of the Pan-China Transaction including the receipt of $45 million in proceeds less estimated closing adjustments of $5.4 million, $4 million as a customary holdback and a pro-forma adjustment of $1.7 million for cash included in Pan-China.

(b)
To reflect the amounts receivable on closing of the Pan-China Transaction that includes $4 million as a customary holdback less a pro-forma adjustment of $3.4 million to remove accounts receivable associated with Pan-China.

(c)	To remove prepaid expenses included in Pan-China.

(d)	To remove the carrying value of property, plant and equipment in Pan-China.

(e)	Adjustment to reflect the payable resulting from estimated transaction costs of $1.2 million and to remove $6.6 million in payables associated with Pan-China.

(f)	To remove the current income tax recorded in Pan-China.

(g)	Adjustment to remove the deferred income taxes associated with Pan-China.

(h)
Includes an estimated gain on disposal of approximately $11.5 million resulting from the divestiture offset by pro-forma closing adjustments (Note(a)) and estimated transaction costs (Note(e)). The gain on disposal is non-recurring and is not included as an adjustment in the unaudited pro-forma condensed consolidated statement of loss and comprehensive loss.

(i)	To remove the oil revenue generated by Pan-China.

(j)
The unaudited pro-forma condensed consolidated statements of loss and comprehensive loss do not assume any interest income on the estimated net cash proceeds from the sale transaction. A pro-forma adjustment was shown in order to remove the interest income that is associated with Pan-China in the period.

(k)	Adjustment to remove the operating costs incurred in Pan-China.

(l)	Adjustment to remove the direct general and administrative expenses associated with Pan-China.

(m)	Adjustment to remove the depletion expense incurred in Pan-China.

(n)	Adjustment to remove the foreign exchange impact resulting from the revaluation of monetary assets and liabilities held in a currency other than the functional currency.

(o)	Adjustment to remove the current income tax expense incurred in Pan-China.

(p)	Adjustment to remove the deferred income tax expense/recovery in Pan-China.